Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

International Opportunities Fund

Small Cap Core Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated October 28, 2026, to the Funds’ Prospectus,

dated October 1, 2026, as supplemented to date

Effective September 30, 2026, Magnus Krantz, Joy Budzinski and Raman Vardharaj, CFA, ceased serving as portfolio managers to the Small Cap Core Fund. Accordingly, all references to Messrs. Krantz and Vardharaj and Ms. Budzinski are deleted from the Prospectus in their entirety. Effective September 30, 2026, Bryan Lassiter, CFA, became a portfolio manager of the Small Cap Core Fund.

In addition, at an in-person meeting held on October 20, 2026, the Board of Directors (the “Board”) of VALIC Company I approved a new investment sub-subadvisory agreement (the “New Sub-Subadvisory Agreement”) between Invesco Advisers, Inc., the International Opportunities Fund’s subadviser, and Invesco Asset Management Limited (“IAML”), which became effective on October 23, 2026. In connection with the appointment of IAML, Michael Oliveros, CFA, replaced David Nadel as a portfolio manager of the International Opportunities Fund.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about IAML and its New Sub-Subadvisory Agreement with respect to the International Opportunities Fund.

Effective immediately, the following changes are made to the Funds’ Prospectus:

The third paragraph in the subsection of the Prospectus entitled “Fund Summary: International Opportunities Fund – Performance Information” is deleted in its entirety and replaced with the following:

Effective September 28, 2023, Invesco Advisers, Inc. (“Invesco”) and Wellington Management Company LLP (“Wellington Management”) assumed subadvisory responsibilities for the Fund. Prior to September 28, 2023, Delaware Investments Fund Advisers and Massachusetts Financial Services Company served as subadvisers to the Fund and the Predecessor Fund. Effective October 23, 2026, Invesco Asset Management Limited (“IAML”) assumed sub-subadvisory responsibilities for the Fund.

The second sentence in the subsection of the Prospectus entitled “Fund Summary: International Opportunities Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

The Fund is subadvised by Invesco and Wellington Management and sub-subadvised by IAML.

The subsection of the Prospectus entitled “Fund Summary: International Opportunities Fund – Investment Adviser – Portfolio Managers,” solely with respect to Invesco, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Invesco Andrey Belov, Ph.D. Portfolio Manager	2024

IAML Michael Oliveros, CFA Portfolio Manager	2026

The subsection of the Prospectus entitled “Fund Summary: Small Cap Core Fund – Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Invesco Matthew P. Ziehl, CFA Portfolio Manager	2026
Adam Weiner Portfolio Manager	2026
Bryan Lassiter, CFA Portfolio Manager	2026

The subsection of the Prospectus entitled “Management – Investment Subadvisers – Invesco Advisers, Inc. (‘Invesco’)” is deleted in its entirety and replaced with the following:

International Opportunities Fund

Small Cap Core Fund

Invesco Advisers, Inc. (“Invesco”)

1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of June 30, 2026, Invesco Ltd. managed approximately $2,470.3 billion in assets.

Invesco Asset Management Limited (“IAML”) serves as the sub-subadviser to the International Opportunities Fund. IAML is a subsidiary of Invesco and is a corporation organized and existing under the laws of the United Kingdom. IAML is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. IAML has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year IAML was incorporated.

The following individuals are responsible for the day-to-day management of the International Opportunities Fund: Michael Oliveros, CFA, and Andrey Belov, Ph.D.

Michael Oliveros is Head of Global Small Cap Equities at IAML. In this role, he leads various global, international, and pan-European small- and mid-cap portfolios, as well as overseeing the small- and mid-cap strategies across the team. Mr. Oliveros joined IAML in 2023 to lead its global and pan-European smaller companies’ strategies. Prior to joining the firm, he held several positions at M&G, including serving as lead fund manager for a range of global and European equities funds, managing research for the Sustain and Impact team, and developing the investment process for the SFDR Article 9 Paris-aligned investment strategies. Earlier in his career, he was head of US Custom Solutions at Credit Suisse HOLT, where he was responsible for developing investment solutions utilizing the HOLT CFROI valuation framework. He has also worked in mergers and acquisitions as well as corporate consulting. Mr. Oliveros earned a BS degree in finance with a concentration in technology and management from the University of Illinois at Urbana-Champaign, graduating as a Chancellor’s Scholar. He is a Chartered Financial Analyst® charterholder.

Andrey Belov is a Portfolio Manager for the Global Equities team at Invesco. In this role, he is focused on international small- and mid-company strategies. Mr. Belov joined Invesco in 2020. Prior to joining the firm, Mr. Belov was a research analyst at Lord Abbett for an international small-mid cap strategy. Before that, he spent nearly 10 years at Cramer Rosenthal McGlynn as a co-portfolio manager and senior research analyst on an international equity strategy. Prior to that, Mr. Belov was a senior research analyst responsible for global technology and industrial supply chain sectors at Bernstein Global Value Equities. He started his career in management consulting at McKinsey & Company. Mr. Belov earned a M.S. with honors in Applied Mathematics and Physics from the Moscow Institute of Physics and Technology and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University.

The following individuals are responsible for the day-to-day management of the Small Cap Core Fund: Matthew P. Ziehl, CFA, Adam Weiner, and Bryan Lassiter, CFA.

Matthew P. Ziehl, CFA. Mr. Ziehl has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President and senior portfolio manager of OppenheimerFunds, Inc. (“OFI”) since May 2009. Prior to joining OFI, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Adam Weiner. Mr. Weiner has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OFI since May 2009 and a portfolio manager of OFI Global Institutional, Inc. since November 2012. He has served as sector manager for industrials and materials for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Weiner was a sector manager at RS Investments for industrials and materials. Prior to joining RS Investments in January 2007, Mr. Weiner was a Director and senior equity analyst at Credit Suisse Asset Management.

Bryan Lassiter, CFA. Mr. Lassiter has been associated with Invesco and/or its affiliates since 2026. Prior to 2026, he was a portfolio manager at Columbia Threadneedle. Before that, he spent ten years as a senior research analyst at LMCG Investments focused on small- and mid-cap U.S. equities and held earlier research roles at Colebury Capital and Globalt Investments. Mr. Lassiter holds an MBA in finance from Columbia Business School and a BBA in finance from the University of Georgia. He is a Chartered Financial Analyst® charterholder.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

International Opportunities Fund

Small Cap Core Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated October 28, 2026, to the Funds’ Statement of Additional Information (“SAI”),

dated October 1, 2026, as supplemented to date

Effective October 23, 2026, Michael Oliveros, CFA, replaced David Nadel as a portfolio manager of the International Opportunities Fund. Effective September 30, 2026, Bryan Lassiter, CFA, became a portfolio manager of the Small Cap Core Fund, and Magnus Krantz, Joy Budzinski and Raman Vardharaj ceased serving as portfolio managers to the Small Cap Core Fund.

Accordingly, effective immediately, the following changes are made to the Funds’ SAI:

The table in the subsection of the SAI entitled “Portfolio Managers — Other Accounts,” solely as it relates to Invesco Advisers, Inc., is deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)

IAML	Michael Oliveros, CFA[6]	4	5,537.2	8	1,786.3	2	282.4

Invesco	Andrey Belov, Ph.D.	2	4,718.9	1	16.4	1	23.7

	Matthew P. Ziehl, CFA	6	7,222.7	1	45.1	1,139[1]	1,500.1[1]

	Adam Weiner	6	7,222.7	1	45.1	1,139[1]	1,500.1[1]

	Bryan Lassiter, CFA[6]	0	0	0	0	0	0

[1]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

[6]

Mr. Oliveros became a portfolio manager of the International Opportunities Fund on October 23, 2026. Mr. Lassiter became a portfolio manager of the Small Cap Core Fund on September 30, 2026. The information for Messrs. Oliveros and Lassiter presented in this table is as of August 31, 2026, at which time Messrs. Oliveros and Lassiter were not portfolio managers of the aforementioned Funds.

As of August 31, 2026, Messrs. Oliveros and Lassiter did not have any ownership interest in the Fund that they manage.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.